EXHIBIT 1.2

                             TRANSITION APPLICATION




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 BRITISH COLUMBIA  MINISTRY OF FINANCE                 TRANSITION APPLICATION
[SEAL OMITTED]     Corporate and Personal
                   Property Registries                 FORM 43 - BC COMPANY
                   WWW.FIN.GOV.BC.CA/REGISTRIES        Section 437 BUSINESS
                                                        CORPORATIONS ACT

Telephone:  250 356 - 8626
Office Hours:  8:30 - 4:30 (Monday - Friday)

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
DO NOT MAIL THIS FORM TO THE CORPORATE AND PERSONAL                 FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)
PROPERTY REGISTRIES UNLESS YOU ARE INSTRUCTED TO                    The personal information requested on this form is made
DO SO BY REGISTRY STAFF.  THE REGULATIONS UNDER THE                 available to the public under the authority of the BUSINESS
BUSINESS CORPORATIONS ACT REQUIRES THIS FORM TO BE                  CORPORATIONS ACT. Questions about how the FIPPA applies to
FILED ON THE INTERNET AT WWW.CORPORATEONLINE.GOV.BC.CA              this personal  information can be directed to the
                                                                    Administrative Assistant of the Corporate and Personal
                                                                    Property Registries at 250 356-1198, PO Box 9431 Stn Prov
                                                                    Govt, Victoria BC V8W 9V3.
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A.   INCORPORATION NUMBER OF COMPANY

     197061
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B.   NAME OF COMPANY
     Enter the name of the company applying for transition.

     IMA Exploration Inc.
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C. CERTIFIED CORRECT - I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING     SIGNATURE OF AUTHORIZED
AUTHORITY FOR THE COMPANY      SIGNING AUTHORITY FOR THE COMPANY     DATE SIGNED


Art Lang                       /s/Art Lang                          May 3, 2004
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                               NOTICE OF ARTICLES

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A.   NAME OF COMPANY
     Set out the name of the company. The name must be the name that the company had immediately before the time of this filing.

     IMA EXPLORATION INC.
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B.   TRANSLATION OF COMPANY NAME
     Set out every translation of the company name that the company intends to use outside of Canada, or if none, enter "not applicable".

     not applicable
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C.   DIRECTOR NAME(S) AND ADDRESS(ES)
     Set out the name and prescribed address of each individual who was, immediately before the time of this filing, a director of the company. A prescribed address for a director is the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days. If there is no office at which the individual can usually be served with records during these hours, enter the delivery address and mailing address, if different, of the individual's residence. Before this form can be filed, the company must ensure that immediately before the transition application is submitted to the registrar for filing, the information in the corporate register respecting the directors of the company is correct. Attach an additional sheet if more space is required.

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FULL NAME                                   DELIVERY ADDRESS                        MAILING ADDRESS
INCLUDING MIDDLE NAME, IF APPLICABLE        INCLUDING POSTAL CODE                   INCLUDING POSTAL CODE
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
Joseph Grosso                               3860 Moscrop Street
                                            Burnaby, BC  V5G 2C9
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Art Lang                                    5998 Cypress Street
                                            Vancouver, BC  V6M 3R9
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Gerald G. Carlson                           1740 Orchard Way
                                            West Vancouver, BC  V7V 4C8
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Sean Hurd                                   101 - 2028 West 11th Ave.
                                            Vancouver, BC  V6J 2C9
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Nikolaos Cacos                              1175 Park Drive
                                            Vancouver, BC  V6P 2J7
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Chet Idziszek                               6 - 2250 Bellevue Ave.
                                            West Vancouver, BC  V7V 1C6
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Stuart Angus                                5903 Larch Street
                                            Vancouver, BC  V6M 4E5
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D.   REGISTERED OFFICE ADDRESSES
     Set out the  delivery  and  mailing  addresses  of the office  that was the registered  office  of the  company  immediately  before  the  time of this filing.

     DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING POSTAL CODE)

     Suite 3350, Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49222, Vancouver, BC V7X 1L2
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     MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING POSTAL CODE)

     Suite 3350, Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49222, Vancouver, BC V7X 1L2
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E.   RECORDS OFFICE ADDRESSES
     Set out the delivery and mailing addresses of the office that was the registered office of the company immediately before the time of this filing.

     DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING POSTAL CODE)

     Suite 3350, Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49222, Vancouver, BC V7X 1L2
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     MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING POSTAL CODE)

     Suite 3350, Four Bentall Centre, 1055 Dunsmuir Street, P.O. Box 49222, Vancouver, BC V7X 1L2
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F.   PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the
     Regulation under the BUSINESS CORPORATIONS ACT)

     [X]   Pre-existing Provisions apply to this company.
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G.   AUTHORIZED SHARE STRUCTURE

     Set out the authorized share structure of the company. The information set out must reflect the information that was contained in the company's memorandum or articles immediately before the time of this filing. Attach an additional sheet if more space is required.

     For each class or series of shares please RE-STATE the information contained in the company's memorandum or articles.

     o   The identifying name of each class or series of its shares.
     o The maximum number of shares of the class or series of shares that the company is authorized to issue.
     o The kind of shares of the class or series of shares - state whether the shares are without par value or with par value - if with par value, state the amount of the par value, in Canadian dollars.
     o Whether or not there are special rights or restrictions attached to the shares of the class or series of shares

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                              Maximum number of shares                                                     Are there special
                              of this class or series            Kind of shares of this class            rights or restrictions
                                 of shares that the                   or series of shares                attached to the shares
                              company is authorized to                                                  of this class or series
                                       issue                                                                   of shares?
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 Identifying name of class    MAXIMUM NUMBER OF SHARES        PAR VALUE           TYPE OF CURRENCY               YES/NO
    or series of shares              AUTHORIZED
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
Common                                     100,000,000            Without                   n/a                    Yes
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Preferred, of which                        100,000,000            Without                   n/a                    Yes
18,283,053 shares have
been designated as
Preferred Shares Series 1
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